Registration No. 333-104962

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |X| Post-Effective Amendment No. 1

(Check appropriate box or boxes)

DREYFUS GROWTH AND VALUE FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

           This Post-Effective Amendment consists of the following:

           (1) Facing Sheet of the Registration Statement.

           (2) Part C to the Registration Statement (including signature page).

Parts A and B are incorporated herein by reference from the Registration Statement on Form N-14 (File No. 333-104962), filed on May 2, 2003.

This Post-Effective Amendment is being filed solely for the purpose to file as Exhibit No. 12 to this Registration Statement on Form N-14 the final tax opinion.

DREYFUS GROWTH AND VALUE FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A, filed January 28, 2003.

Item 16	Exhibits. All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 33-51061) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement and Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement and Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement.

(1)(b)	Registrant's Articles Supplementary are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 54 to the Registration Statement.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 28 to the Registration Statement.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 54 to the Registration Statement.

(6)(b)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 35 to the Registration Statement.

(6)(c)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (f)(2) of Post-Effective Amendment No. 35 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 54 to the Registration Statement.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 54 to the Registration Statement.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 54 to the Registration Statement.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 54 to the Registration Statement.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 5 to the Registration Statement.

(11)(b)	Consent of counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.*

(15)	Not Applicable.

(16)	Powers of Attorney are incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 29 to the Registration Statement

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus dated January 1, 2003 is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement, filed December 26, 2002.

(17)(c)	Dreyfus Premier NexTech Fund's Prospectus and Statement of Additional Information dated July 31, 2002 is incorporated by reference to Post-Effective Amendment No. 11 to Dreyfus Premier Opportunity Funds Registration Statement on Form N-1A, filed July 29, 2002 (File No. 333-34474).

__________

*	Filed previously.

**	Filed herein.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

           As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 23rd day of January, 2004.

DREYFUS GROWTH AND VALUE FUNDS, INC. (Registrant) By: /s/ STEPHEN E. CANTER* Stephen E. Canter, President

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Amendment to the Registration Statement below.

      Signatures                              Title                           Date
      ----------                              -----                           -----

/s/Stephen E. Canter*                President (Principal Executive          1/23/04
---------------------------          Officer)
Stephen E. Canter

/s/James Windels*                    Treasurer (Principal Accounting         1/23/04
---------------------------          and Financial Officer)
James Windels

/s/Joseph S. DiMartino*              Chairman of the Board                   1/23/04
---------------------------
Joseph S. DiMartino

/s/David P. Feldman*                 Board Member                            1/23/04
---------------------------
David P. Feldman

/s/Ehud Houminer*                    Board Member                            1/23/04
---------------------------
Ehud Houminer

/s/ Gloria Messinger*                Board Member                            1/23/04
---------------------------
Gloria Messinger

/s/John Szarkowski*                  Board Member                            1/23/04
---------------------------
John Szarkowski

/s/Anne Wexler*                      Board Member                            1/23/04
---------------------------
Anne Wexler
*By:	/S/ Michael A. Rosenberg Michael A. Rosenberg Attorney-in-Fact

Exhibit Index

(12)   Opinion and consent of counsel regarding tax matters.